Exhibit 32.1

QUEPASA CORPORATION AND SUBSIDIARY

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Robert B. Stearns, the Chairman and Chief Executive Officer of Quepasa Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge, on the date of this certification:

(1)	This Annual Report on Form 10-KSB of the Company for the annual period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2006	/s/ Robert B. Stearns
Name: Robert B. Stearns
Title: Chairman and Chief Executive Officer